[*] indicates that a confidential portion of the text of this agreement has been omitted and filed separately with the Securities and Exchange Commission

                                SUPPLY AGREEMENT
                       CHARLES RIVER BIOTECHNICAL SERVICES
                        FOR THE PRODUCTION OF ASCITES FOR
                                XOMA CORPORATION

                                                          AS OF DECEMBER 8, 1988

THIS SUPPLY AGREEMENT ("Agreement") made as of this 8th day of December, 1988, by and between CHARLES RIVER BIOTECHNICAL SERVICES, INC., a Delaware company with its principal offices located at 251 Ballardvale Street, Wilmington, Massachusetts 01887 ("CRBS") and XOMA CORPORATION, a Delaware company with its principal offices located at 2910 Seventh Street, Berkeley, CA 94710 "XOMA".

                                     PURPOSE

XOMA desires to engage the facilities and services of CRBS for the production of ascites (the "Product" or "Products") from the cell line owned by XOMA described in the Statement of Work attached hereto as Exhibit A (the "Statement of Work"), and CRBS desires to undertake such production, all according to the terms and conditions set forth in this Agreement, the Statement of Work and a certain Purchase Order hereinafter described.

Intending to be legally bound hereby, CRBS and XOMA hereby agree as follows:

1.0      TERM; SCOPE

         1.1 The effective date of this Agreement (the "Effective Date") shall be February 27, 1989, such date being the date on which this Agreement, the Statement of Work and the Purchase Order (as hereinafter described) are mutually agreed to and accepted by XOMA and CRBS. The initial term of this Agreement shall be for one (1) year from the Effective Date.

         1.2 The parties may extend the term of this Agreement for one or more additional terms (an "Additional Term") by a written renewal agreement entered into no later than the eight (8) month anniversary of the Effective Date, revising the provisions hereof as they may agree for each Additional Term.

         1.3 This Agreement, including the Statement of Work and the Purchase Order attached hereto and made a part hereof, covers the purchase by XOMA of Products produced by CRBS during the Initial Term and any Additional Term. A description of the Product is set forth in the Statement of Work.

2.0      PURCHASES; COMMITMENTS; PURCHASE ORDER

         2.1 XOMA shall be obligated to purchase a guaranteed amount of Products during the Initial Term as specified in the Purchase Order and CRBS guarantees it will produce and deliver the guaranteed amount (the "Guaranteed Amount"). In addition, XOMA may in its discretion order additional Products in excess of the Guaranteed Amount as provided in the Purchase Order by giving written notice to CRBS of such increase at least one hundred twenty (120) days prior to the requested delivery date for the additional Products.

         2.2 XOMA shall initially order Products under the Agreement by issuing to CRBS an initial purchase order (the "Purchase Order") which references this Agreement, a copy of which is attached hereto as Exhibit B. The Purchase Order shall contain the ordered amount, the Guaranteed Amount, estimated delivery dates, definitive prices and any other specific terms agreed to by the parties.

3.0      PRICES; PAYMENT

         3.1 XOMA will pay a price for the Product as set forth in the Statement of Work and the Purchase Order. Terms of the payment are One Hundred Percent (100%) of the invoiced amount due net thirty (30) days from the later of the date of invoice or the receipt of Product provided the shipped Product has been tested and is acceptable. If XOMA gives notice to CRBS to retain an agreed upon shipment of Product, then XOMA will pay for that shipment of Product within 30 days from the later of the date of invoice or the receipt of samples of Product, provided the Product sample is found to be acceptable.

         3.2 The agreed upon prices for Product as set forth in the Purchase Order includes the cost to CRBS of production, bulk product packaging, and internal quality assurance activities as set forth in the Statement of Work. The prices do not include sales, use, excise or any other similar taxes imposed by Federal, state or local governments, and accordingly such taxes shall be paid by XOMA.

         3.3 The prices for the Product shall be in accordance with the Pricing Schedule attached hereto as Exhibit C.

                  3.3.1 Pricing will be adjusted retroactively in relation to the amount of Product ordered by XOMA and shipped by CRBS within a one-year term of the Agreement wherein the first one year begins with the initial shipment made under the Purchase Order issued December 13, 1988.

                  3.3.2 The price for Product shall be reduced [*] percent [*] if XOMA finds after testing three or more successive lots or five lots cumulatively unacceptable due to failure of the Product to meet the specifications set forth in the Statement of Work. The price for Product shall also be reduced [*] percent [*] for each shipment which is not "timely" (as defined in Sections 4.2 and 7.0). This reduction in price shall apply only to the replacement(s) for each unacceptable lot and/or untimely Product shipment and shall not affect XOMA's right of termination set forth in Section 6.

                  3.3.3 XOMA shall pay CRBS a "bonus" of an additional [*] percent [*] over and above the price for Product where such Product is delivered by CRBS at the request of XOMA on advance notice of 60 days or less. This bonus shall apply only to each advance shipment.

         3.4 XOMA agrees to pay CRBS [*] percent [*] per month on any monies not paid when due, or the legal maximum monthly rate; if lower, where the Products are delivered.

4.0      DELIVERY; ACCEPTANCE

         4.1 Delivery shall be F.O.B. Raleigh, NC, with all freight and dry ice expenses being prepaid by CRBS and added to CRBS's invoice to XOMA for payment by XOMA. CRBS shall arrange insured common carrier transportation of the Products to XOMA's specified plant or other designated destination. CRBS shall arrange for adequate transportation insurance coverage for the replacement value of the shipped Products. Title to and risk of loss of the Products shall pass to XOMA at the time of delivery to XOMA. CRBS shall promptly following delivery invoice XOMA for all Products tendered. Invoices shall be accompanied by the commercial bills of lading.

         4.2 CRBS shall ship the Products in accordance with the Delivery Schedule attached hereto as Exhibit D. For purposes of this Agreement, a timely shipment shall be a shipment received by XOMA not later than two (2) weeks after the agreed upon delivery date, subject to allowances for special delays set forth in Section 7.

         4.3 XOMA shall give notice to CRBS as to the acceptance or rejection of Product within thirty (30) days of receipt of Product or a representative sample. The warranty on the Product under this Agreement shall survive such acceptance.

5.0      WARRANTY; QUALITY ASSURANCE

         5.1 CRBS warrants that the Product is produced from XOMA's cell lines as provided to CRBS and manufactured according to the Statement of Work. Upon notification by XOMA that the Product is not acceptable, CRBS shall replace the Product or remit to XOMA an amount equal to the price actually paid by XOMA to CRBS for the unacceptable Product. Any modification of the Product by XOMA shall void this warranty. The foregoing warranty shall be subject to XOMA maintaining the Product in accordance with CRBS's instructions. THIS WARRANTY IS IN LIEU OF, AND CRBS SPECIFICALLY DISCLAIMS AND EXCLUDES ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING THE WARRANTIES OF MERCHANTABILITY, FITNESS

FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF A PATENT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY RIGHT. CRBS shall not, under any circumstances, be liable for any special, indirect, consequential or incidental damages arising out of or in connection with the Product.

         5.2 CRBS shall maintain a manufacturing and quality assurance program that meets all applicable FDA/GMP requirements.

         5.3 CRBS agrees to notify XOMA within 48 hours of learning of the failure of any batch of Products to meet the specifications set forth in Statement of Work.

         5.4 XOMA shall have the right during normal business hours to audit CRBS's facility for the purpose of observing production and quality control and ensuring that CRBS's activities comply with FDA regulatory GMP requirements, upon at least 24-hour advance notice. XOMA acknowledges that all information learned from said audit, whether received in writing, orally or by observation, is confidential and proprietary pursuant to a Secrecy Agreement between XOMA and CRBS dated as of December 8, 1988 (the "Secrecy Agreement").

         5.5 In the event XOMA concludes following an audit pursuant to Section
5.4 that CRBS has been or is presently engaging in activities which reasonably appear to XOMA to amount to a material violation of FDA/GMP requirements, then CRBS shall either correct such violation or commence reasonable corrective action pursuant to a corrective action plan deemed appropriate by XOMA within 30 days.

6.0      TERMINATION

         6.1 Either party shall have the right to terminate this Agreement during the Initial Term or any Additional Term if:

                  6.1.1 the other party fails to remedy or to commence reasonable corrective action to remedy any default in the performance of any material condition or obligation under this Agreement within thirty (30) days of written notice thereof, or

                  6.1.2 the other party files a petition in bankruptcy, or enters into an arrangement with its creditors, or applies for and consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or suffers or permits the entry of an order adjudicating it to be bankrupt or insolvent.

         6.2 The failure of either party to terminate this Agreement by reason of the breach of any of its material provisions by the other party shall not be construed as a waiver of the rights or remedies available for any subsequent breach of the terms and provisions of this Agreement.

7.0      FORCE MAJEURE

         7.1 Neither party shall be responsible for any failure to comply with the terms of this Agreement, except for failure to make timely payments hereunder, where such failure is due to force majeure, which shall include, without limitation, fire, flood, explosion, strike, labor disputes, labor shortages, picketing, lockout, transportation embargo or failures or delays in transportation, strikes or labor disputes affecting supplies, or acts of God, civil riot or insurrection, acts of the Federal Government or any agency thereof, or judicial action. The time for performance where delay is excusable hereunder shall be extended by a period of time equal to the time lost by reason of the excused delay, provided that all reasonable efforts are taken by a party to overcome the delay.

8.0      RECORDS INSPECTION; SAMPLE RETENTION

         8.1 All records relating to the manufacture of Products shall be retained for a period of not less than five (5) years from the date of manufacture of ascites or six (6) months from the expiration of the final released Product, whichever is later. Prior to the destruction of any record, written notice shall be provided to XOMA and XOMA shall have the right to request and retain said record.

         8.2 CRBS shall retain repository samples for a period of not less than two (2) years from the date of expiration of each batch of the Products. All such samples shall be available for inspection and testing by XOMA upon reasonable notice.

9.0      INDEMNITY

         9.1 XOMA will defend, at its own expense, any claim made or any suit or proceeding brought against CRBS so far as it is based on the allegation that the Product infringes a patent. XOMA will pay any costs, damages and attorney's fees finally awarded against CRBS in such actions that are attributable to such claim, provided that (a) CRBS promptly notifies XOMA in writing of such claim,
(b) CRBS gives XOMA such information and assistance as may be necessary to defend or settle the claim and CRBS otherwise cooperates fully in such defense,
(c) XOMA is given the sole authority to defend or settle the claim at XOMA's expense, (d) XOMA is afforded the opportunity to participate in the negotiation of, and the right to approve or disapprove, any settlement of the claim, and (e) CRBS complies with the terms of any court order or settlement entered with respect to the claim.

In no event shall CRBS have any liability for any infringement of patents resulting from (a) CRBS's compliance with XOMA's specifications or instructions, or (b) XOMA's modification of the Product. The foregoing states the entire liability of CRBS for patent infringement for the Product.

         9.2 XOMA hereby agrees to indemnify and hold harmless CRBS and its officers and directors from and against any and all cost, damages, expenses and attorney's fees incurred by CRBS as a result of any claims of third parties based on or arising out of or based upon any acts or omissions, breach or alleged breach of XOMA's agreements, obligations and warranties hereunder, and CRBS hereby agrees to indemnify and hold harmless XOMA, and its officers and directors from and against any and all cost, damages, expenses and attorneys' fees incurred by XOMA as a result of any claims of third parties (other than patent infringement claims as described in Section 9.1) based on or arising out of or based upon any acts or omissions, breach or alleged breach of CRBS's agreements, obligations and warranties hereunder.

10.0     TRADE NAMES AND TRADEMARKS

         10.1 XOMA hereby acknowledges that it does not have, and shall not acquire, any interest in any of CRBS's trademarks or trade names appearing on the labels or packaging materials for the Products unless otherwise expressly agreed.

11.0     CONFIDENTIALITY

         11.1 The parties hereby acknowledge that any and all information, knowledge, technology and trade secrets relating to the production, processing and testing of Products are subject to the Secrecy Agreement and that the obligations thereunder shall survive termination of this Agreement.

12.0     NOTICES

         12.1 Any and all notices permitted or required to be given hereunder shall be sent by registered or certified mail, postage and fees paid, with return receipt requested, addressed as follows:

         CRBS:

                  Charles River Biotechnical Services, Inc.
                  251 Ballardvale Street
                  Wilmington, Massachusetts 01887

                  Attention: James C. Foster
                                     President

         XOMA:

                  XOMA Corporation
                  2910 Seventh Street
                  Berkeley, CA 94710

                  Attention: Steven C. Mendell
                             Chairman and Chief Executive Officer

Notice shall be deemed given as of the date of mailing.

13.0     ASSIGNMENT

         13.1 Neither party shall assign this Agreement in whole or in part without prior written consent of the other, except that no consent shall be required to an assignment of this Agreement to a successor corporation in a merger or acquisition. Once assigned, all of the provisions of this Agreement and all rights and obligations of the parties hereunder shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of CRBS and XOMA.

14.0     ENTIRE AGREEMENT

         14.1 This Agreement, including the Statement of Work and the Purchase Order, and the Secrecy Agreement, together constitute the entire Agreement between the parties. Any and all amendments, or releases from any provisions hereof and of the Statement of Work, Purchase Order and Secrecy Agreement must be in writing, signed by both parties and specifically state that it is an amendment or release.

15.0     INDEPENDENT CONTRACTOR

         15.1 In all activities under this Agreement, CRBS shall act as and be deemed an independent contractor with no authorization to in any way obligate or bind XOMA. This Agreement shall not be deemed held or construed as creating a copartnership between XOMA and CRBS for any purpose whatsoever.

16.0     GOVERNING LAW

         16.1 The rights and obligations of the parties to this Agreement shall be construed in the event of a dispute in accordance with the laws of the Commonwealth of Massachusetts where CRBS is the defending party, and in accordance with the laws of the State of California where XOMA is the defending party.

17.0     SEVERABILITY

         17.1 If any term or provision of this Agreement shall be held invalid or unenforceable, the remaining terms hereof shall not be affected, but shall be valid and enforced to the fullest extent permitted by law.

18.0     HEADINGS

         18.1 The headings used in this Agreement are intended for guidance only and shall not be considered part of the written understanding between the parties hereto.

19.0     RIGHTS AND REMEDIES

         19.1 All rights and remedies, whether conferred hereby or by any other instrument or by law shall be cumulative, any may be exercised singularly or concurrently.

20.0     GOVERNMENT APPROVALS; EXPORT

         20.1 Each party represents and warrants to the other party that any and all governmental approvals and/or licenses necessary for the satisfactory performance of such party's obligations hereunder have been duly obtained.

         20.2 No United States Government Procurement Regulations shall be binding on either party unless specifically agreed to in writing prior to incorporation in this Agreement.

         20.3 XOMA acknowledges that the Product may be subject to certain export controls, laws and regulations of the United States government, and accordingly XOMA agrees not to export the Product outside the United States without the prior consent of CRBS.

                      [Signature page immediately follows.]

IN WITNESS WHEREOF, XOMA and CRBS have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                    CHARLES RIVER BIOTECHNICAL SERVICES, INC.

                     By:  /s/James C. Foster
                     James C. Foster
                     President

                     XOMA CORPORATION

                     By:  /s/Steven C. Mendell
                     Steven C. Mendell
                     Chairman and Chief Executive Officer

                                                                       Exhibit A

                              STATEMENT OF WORK TO
                  CHARLES RIVER BIOTECHNICAL SERVICES, INC. FOR
                      ASCITES PRODUCTION WITH [*] CELL LINE

1.   General

     Production procedures are to be performed in compliance with CGMP's.

2.   Cell Culture

     XOMA will supply a [*] cell line to be used [*] for each lot. The medium [*] described in the [*] production batch record number [*]. An inoculum of [*] will be prepared as described in production batch record [*].

     [*]

3.   Ascites Production

     All ascites collection from mice must be carried out in [*].

     [*]

     [*] Only [*] may be used. [*]

     [*] at least [*] prior to being used for production.

     [*]

     [*]

     [*]. Subsequent operations are performed following the procedure outlined in [*].

     [*]

     [*]

     [*]

4.   Testing and Specifications

     To be accepted by XOMA, the [*] ascites must meet the specifications described in the paragraphs below.

     [*]

     [*]

     [*]

                                                                       Exhibit A
                                                                          Page 2

         [*]
         [*]
         [*]
         [*]
         [*]
         [*]
         [*]
         [*]

5.   Shipment

     [*] ascites and samples are to be shipped to XOMA and other destinations indentified in the production batch record, [*] via overnight carrier.

6.   Reporting Requirements

     Copies of all batch records and QC data are to be sent to XOMA at the same time as the ascites.

7.   Attachments

         1)       [*] Assessment Profile

         2)       Ascites [*] Test Requirements

XOMA CORPORATION

By:  /s/Nevada Blair                                  Date:  2/21/89
         Nevada Blair
         Production Planning, Inventory Control

CHARLES RIVER BIOTECHNICAL SERVICES, INC.

By:  /s/  Robert J. Judge                             Date: 2/22/89
         Robert J. Judge
         Vice President, Operations

                                                                       Exhibit A
                                                                          Page 3

                                  Attachment 1
                             CRBS Statement of Work
                                       [*]

                             [*] Assessment Profile

         Agent                                            Method

         [*]                                              [*]
         [*]                                              [*]
         [*]                                              [*]
         [*]                                              [*]
         [*]                                              [*]
         [*]                                              [*]
         [*]                                              [*]
         [*]                                              [*]
         [*]                                              [*]
         [*]                                              [*]
         [*]                                              [*]

                                                                       Exhibit A
                                                                          Page 4
                                  Attachment 2
                             CRBS Statement of Work
                                       [*]

                              [*] Test Requirements
         Agent                                             Method

         [*]                                               [*]
         [*]                                               [*]
         [*]                                               [*]
         [*]                                               [*]
         [*]                                               [*]
         [*]                                               [*]
         [*]                                               [*]
         [*]                                               [*]
         [*]                                               [*]
         [*]                                               [*]
         [*]                                               [*]

                                                                       Exhibit A
                                                                          Page 5

                              STATEMENT OF WORK TO
                  CHARLES RIVER BIOTECHNICAL SERVICES, INC. FOR
                      ASCITES PRODUCTION WITH [*] CELL LINE

1.   General

     Production procedures are to be performed in compliance with CGMP's.

2.   Cell Culture

     XOMA will supply a [*] cell line to be used [*] for each lot. The medium [*] is described in the [*] production batch record number [*]. An inoculum of [*] cells will be prepared as described in production batch record [*].

     [*]

3.   Ascites Production

     All ascites collection from mice must be carried out [*]

     [*] Only

     [*] may be used.

     [*] at least

     [*] prior to being used for production.

     [*]

     [*] Subsequent operations are performed following the procedure outlined

     [*]

4.   Testing and Specifications

     To be accepted by XOMA, the pooled [*] must meet the specifications described in the paragraphs below. [*]

                                                                       Exhibit A
                                                                          Page 6

     [*]

5.   Shipment

     Bulk ascites and samples are to be shipped to XOMA and other destinations identified in the production batch reocrd, [*] via overnight carrier.

6.   Reporting Requirements

     Copies of all batch records and QC data are to be sent to XOMA at the same time as the ascites.

7.   Attachments

     1) [*] Assessment Profile

     2) Ascites [*] Test Requirements

XOMA CORPORATION

By:      /s/ Nevada Blair                   Date: 2-21-89
         Nevada Blair
         Production Planning, Inventory Control

CHARLES RIVER BIOTECHNICAL SERVICES, INC.

By:      /s/ Robert J. Judge                         Date: 2-21-89
         Robert J. Judge
         Vice President, Operations

                                                                       Exhibit A
                                                                          Page 7

                                  Attachment 1
                             CRBS Statement of Work
                                       [*]

                             [*] Assessment Profile


         Agent                                          Method

         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [* ]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]

                                                                       Exhibit A
                                                                          Page 8
                                  Attachment 2
                             CRBS Statement of Work
                                       [*]

                              [*] Test Requirements

         Agent                                          Method

         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]
         [*]                                            [*]

                                                                       Exhibit B

                                                  PURCHASE ORDER
Bill to: XOMA Corporation                            NO. 12/13/88
         2910 Seventh Street                         DATE     Shipping Point
         Berkeley, CA. 94710                                  FOB     Overnight
         Attn: Accts. Payable                                 VIA Net 30
                                                                           TERMS

TO:      Charles River Biotechnical SHIP          TO:XOMA Corporation
         251 Ballardvale Street                      890 Heinz Street
         Wilmington, MA 01887                        Berkeley, Ca. 97410
         Attn: Jack Wheeler                          Attn: Receiving

PLEASE SHIP THE FOLLOWING:          DATE REQUIRED:

ORDERED   REC'D   DESCRIPTION               PRICE            AMOUNT

[*]       [*]     Cell line [*] ascites     [*] ea.          [*]
[*]       [*]     Cell line [*] ascites     [*] ea.          [*]

                                                                Subtotal: [*]

                                                                Est Frt:  [*]

                                                                          [*]

          The above volumes refer to delivered ascites of which Xoma will guarantee to take [*]. Xoma and Charles River Biotechnical will at this time refer to the terms and conditions discussed on [*] at the Chicago Airport Hilton. This purchase order is for one year from the first shipment by Charles River Biotechnical. Delivery dates will be established by Nevada Blair at a future date and work will be performed according to previously received Statements of Work. Any increase or decrease in the above volumes must be prefaced by [*] days notice. Any total volume increase greater than [*] mice are subject to negotiation.

          E.D.A. As scheduled

          Note: Any additions or deletions to this purchase order are invalid without the approval of B. Kirby @ Xoma.

DATE RECEIVED AND DISPOSITION

                          ORDERED BY /s/ Bruce E. Kirby
                                         Bruce E. Kirby

Exhibit B
Page 2

                                                 XOMA CORPORATION
                                            Estimated Delivery Schedule
                                                   March 1, 1989

                PRODUCT: [*]                                                  PRODUCT: [*]
                                    Shipment                                                     Shipment
Volume (liters)                     To XOMA                   Volume (liters)                    To XOMA
[*]                                 [*]
[*]                                 [*]                       [*]                                [*]
[*]                                 [*]                       [*]                                [*]
[*]                                 [*]                       [*]                                [*]
[*]                                 [*]                       [*]                                [*]
[*]                                 [*]                       [*]                                [*]
[*]                                 [*]                       [*]                                [*]
[*]liters                                                     [*]liters

                                                                       Exhibit C

                                PRICING SCHEDULE


                                  CELL LINE [*]
                      Assumes yield of [*] post filtration

         [*]                 Liters                             Price/Liter

         [*]                 [*]                                [*]
         [*]                 [*]                                [*]
         [*]                 [*]                                [*]
         [*]                 [*]                                [*]
         [*]                 [*]                                [*]
         [*]                 [*]                                [*]
         [*]                 [*]                                [*]


                                  CELL LINE [*]
                      Assumes yield of [*] post filtration

         [*]                 Liters                             Price/Liter

         [*]                 [*]                                [*]
         [*]                 [*]                                [*]
         [*]                 [*]                                [*]
         [*]                 [*]                                [*]
         [*]                 [*]                                [*]
         [*]                 [*]                                [*]
         [*]                 [*]                                [*]
         [*]                 [*]                                [*]
         [*]                 [*]                                [*]
         [*]                 [*]                                [*]
         [*]                 [*]                                [*]
         [*]                 [*]                                [*]
         [*]                 [*]                                [*]

[*]

                                                                     EXHIBIT C-1

XOMA
CORPORATION
2910 SEVENTH STREET
BERKELEY, CA 94710
415/644-1170
TELEX: 856-697

March 6, 1989

Mr. John H. Wheeler
Vice President, Sales and Marketing
Charles River Biotechnical Services, Inc.
251 Ballardvale Street
Wilmington, MA  01887

Dear Jack:

After Charles River Biotechnical Services, Raleigh, North Carolina does [*] lots of cell line [*], we will agree upon the yield per mouse and utilize the attached page for the appropriate pricing level.

Sincerely,

Clarence L. Dellio
Vice President
Operations

Signed: /s/ John H. Wheeler                          Date: 3-7-89
                  John H. Wheeler
                  Vice President
                  Marketing & Sales

Signed: /s/ Clarence L. Dellio              Date: 3-7-89
                  Clarence L. Dellio
                  Vice President
                  Operations

                              CELL LINE DESIGNATION
                                       [*]
             Assumes the following yields per mouse post filtration

[*]       [*]                                                  [*]
[*]       Liters           Price           Liters           Price

          [*]              [*]             [*]              [*]
[*]       [*]              [*]             [*]              [*]
[*]       [*]              [*]             [*]              [*]
[*]       [*]              [*]             [*]              [*]
[*]       [*]              [*]             [*]              [*]
[*]       [*]              [*]             [*]              [*]
[*]       [*]              [*]             [*]              [*]


[*]       [*]                              [*]
[*]       Liters           Price           Liters           Price

          [*]              [*]             [*]              [*]
[*]       [*]              [*]             [*]              [*]
[*]       [*]              [*]             [*]              [*]
[*]       [*]              [*]             [*]              [*]
[*]       [*]              [*]             [*]              [*]
[*]       [*]              [*]             [*]              [*]
[*]       [*]              [*]             [*]              [*]